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Exhibit 24.1

POWER OF ATTORNEY

        The undersigned director and/or officer of Perficient, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John T. McDonald and Michael D. Hill, and each of them, any of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (SEC File No. 333-100490) relating to the resale of 4,666,250 shares of common stock of the Company held by 2M Technology Ventures, L.P., with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them of their or his substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ ROBERT E. PICKERING, JR. Printed Name: Robert E. Pickering, Jr.

Dated and effective as of August 30, 2004

POWER OF ATTORNEY

        The undersigned director and/or officer of Perficient, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John T. McDonald and Michael D. Hill, and each of them, any of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (SEC File No. 333-100490) relating to the resale of 4,666,250 shares of common stock of the Company held by 2M Technology Ventures, L.P., with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them of their or his substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ MAX D. HOPPER Printed Name: Max D. Hopper

Dated and effective as of August 30, 2004

POWER OF ATTORNEY

        The undersigned director and/or officer of Perficient, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John T. McDonald and Michael D. Hill, and each of them, any of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (SEC File No. 333-100490) relating to the resale of 4,666,250 shares of common stock of the Company held by 2M Technology Ventures, L.P., with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them of their or his substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ KENNETH R. JOHNSEN Printed Name: Kenneth R. Johnsen

Dated and effective as of August 30, 2004

POWER OF ATTORNEY

        The undersigned director and/or officer of Perficient, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John T. McDonald and Michael D. Hill, and each of them, any of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 (SEC File No. 333-100490) relating to the resale of 4,666,250 shares of common stock of the Company held by 2M Technology Ventures, L.P., with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or would do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them of their or his substitute and substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Ralph C. Derrickson Printed Name: Ralph C. Derrickson
Dated and effective as of September 7, 2004

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  Exhibit 24.1
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY